UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 9, 2025

Ranger Energy Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38183	81-5449572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Richmond, Suite 550 Houston, Texas 77042 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 935-8900

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	RNGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the ExchangexActx☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On Friday, May 9, 2025, Ranger Energy Services, Inc. (the “Company” or “Ranger”) held its 2025 Annual General Meeting of Stockholders (the “Annual Meeting”). There were a total of 22,975,474 shares of the Company’s Class A Common Stock eligible to vote and 18,397,728 shares were represented in person or by valid proxy at the Annual Meeting. At the Annual Meeting, Ranger’s stockholders voted on the following proposals and the final voting results for each proposal are below.
Proposal 1 — The reelection of the two Class I directors of the Company, each to serve for a three-year term until the Company’s 2028 Annual Meeting, as recommended by the Company’s board of directors (the “Board”).

Name of Nominee for Director	FOR # of Votes Cast	AGAINST # of Votes Cast	WITHHOLD # of Votes Cast	BROKER NON-VOTES # of Votes Cast
Michael C. Kearney	11,587,715	—	5,552,185	1,257,828
Krishna Shivram	15,395,644	—	1,744,256	1,257,828
Each of the two persons listed above were duly reelected as a director of the Company to hold office until the completion of the Company’s 2028 Annual Meeting and until their respective successors have been duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.
Proposal 2 — The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

FOR # of Votes Cast	AGAINST # of Votes Cast	WITHHOLD # of Votes Cast	BROKER NON-VOTES # of Votes Cast
18,255,124	141,645	959	—
The Company’s stockholders ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, as recommended by the Company’s Board.
Proposal 3 — Non-binding advisory vote approving the Company’s executive compensation program as described in the Company’s 2025 Proxy Statement filed on March 28, 2025.

FOR # of Votes Cast	AGAINST # of Votes Cast	WITHHOLD # of Votes Cast	BROKER NON-VOTES # of Votes Cast
16,400,240	526,466	213,194	1,257,828
Proposal 4 — Approval of the Ranger Energy Services, Inc.’s Amended and Restated 2017 Long-Term Incentive Plan.

FOR # of Votes Cast	AGAINST # of Votes Cast	WITHHOLD # of Votes Cast	BROKER NON-VOTES # of Votes Cast
15,889,812	894,216	355,872	1,257,828
The Company’s stockholders approved the Ranger Energy Services, Inc.’s Amended and Restated 2017 Long-Term Incentive Plan, as recommended by the Company’s Board.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ranger Energy Services, Inc.

/s/ Melissa Cougle	May 14, 2025
Melissa Cougle	Date
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)